Exhibit 10.4

FIRST AMENDMENT TO

ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “Amendment”) to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of February 25, 2008, by and among SYNNEX Corporation, a Delaware corporation (the “Acquirer”) and New Age Electronics, Inc., a California corporation (the “Company”), is made and entered into as of March 31, 2008. Each of the Acquirer and the Company are referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, capitalized terms used herein shall have the meanings ascribed to such terms in the Purchase Agreement unless otherwise defined herein; and

WHEREAS, the Parties desire to amend the Purchase Agreement in accordance with the terms of Section 8.3 of the Purchase Agreement.

NOW THEREFORE, in consideration of the Parties’ mutual covenants and agreements set forth herein, and for other good, valuable and adequate consideration received, the Parties agree as follows:

1. The first sentence of Section 1.4(a)(ii) of the Purchase Agreement is revised to read as follows (with added text in bold and double underlined and deleted text stricken through):

(ii) The Base Payment will be adjusted either up or down by the amount by which the Tangible Net Worth of the Company as of the Closing exceeds or falls short of the following targets: if the Closing occurs on or before February 29, 2008, $15,273,982, and for each day after February 29 and before April 1, 2008 the target shall increase by $4,933 (the “Target Tangible Net Worth”).

2. Section 1.3(b)(v) of the Purchase Agreement is revised and restated in its entirety to read as follows:

(v) As provided in Section 1.3(a), obligations with respect to any and all payments of interest and principal outstanding at Closing, but no other obligations, under that that certain Second Amended and Restated Loan and Security Agreement, dated as of September 19, 2006, by and among the Company and the lenders named therein; and

3. Exhibit A to the Purchase Agreement is revised to read as follows (with added text in bold and double underlined):

Tax Refunds

Insurance

Technologica Futuro de Mexico

P&C Aviation LLC

Seller’s Bank Account:

SYNNEX/NEW AGE

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

Beneficiary:

Bank:

ABA:

Account No.:

Contingency Deposit contemplated in Section 1(c) of the Pay-Off Letter

4. Except to the extent amended herein, the Purchase Agreement remains in full force and effect.

[Signature Page Follows]

SYNNEX/NEW AGE

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

NEW AGE ELECTRONICS, INC.		SYNNEX CORPORATION

By:	/s/ Adam Carroll	By:	/s/ Simon Y. Leung
	Adam Carroll		Simon Y. Leung
	President, Chief Operating Officer and Secretary		General Counsel and Secretary

SYNNEX/NEW AGE

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

SIGNATURE PAGE